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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 7, 1999
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                             METAL MANAGEMENT, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          0-14836                                    94-2835068
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 (Commission File Number)               (I.R.S. Employer Identification No.)

    500 N. Dearborn Street, Suite 405, Chicago, IL        60610
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         (Address of Principal Executive Offices)        (Zip Code)


                                 (312) 645-0700
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              (Registrant's Telephone Number, Including Area Code)







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ITEM 5. OTHER EVENTS.

        On May 7, 1999, Metal Management, Inc., a Delaware corporation (the "Company"), sold, in a private offering pursuant to Rule 144A under the Securities Act of 1933, as amended, $30 million in aggregate principal amount of its senior secured notes (the "Notes"). The Notes were issued at a 10% discount from their stated principal amount at maturity. The Notes mature on June 15, 2004 and bear interest at the rate of 12 3/4% per annum. The net proceeds from the offering of approximately $25.8 million were used to reduce the Company's outstanding borrowings under its Senior Credit Facility. Amounts repaid will be available for reborrowing, subject to the terms of the Senior Credit Facility.

        In addition, as of April 27, 1999, the Company and its bank group amended the Senior Credit Facility in order to, among other things, permit (a) the issuance of the Notes and the guarantees of the Notes by the Company's subsidiaries and (b) the payment of up to $9.75 million (the "Redemption Basket") by the Company for the redemption of shares of the Company's Series A and Series B Convertible Preferred Stock (the "Preferred Stock"). With respect to the consent to the redemption of the Preferred Stock, the terms of the amendment provide that the consent in connection with the payment of $6.0 million of the Redemption Basket expires if such redemptions are not completed by October 31, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)       Exhibits

                  4.1 Indenture, dated as of May 7, 1999, among the Company, the Guarantors (as defined therein) and Harris Trust and Savings Bank, as Trustee, including Forms of Notes issued pursuant to such Indenture and Form of Security Agreement.

                  4.2 Exchange and Registration Rights Agreement, dated as of May 7, 1999, among the Company, the Guarantors and BT Alex. Brown Incorporated.

                  10.1 Amendment No. 6 to Credit Agreement, dated as of April 29, 1999, by and among the Company, its subsidiaries named therein, BT Commercial Corporation and each of the financial institutions named therein.

                  10.2 Purchase Agreement, dated May 5, 1999, among the Company, its subsidiaries named therein and BT Alex. Brown Incorporated.

                  99.1     Press Release, dated May 7, 1999.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              METAL MANAGEMENT, INC.



Dated: May 18, 1999           By: /s/ David A. Carpenter
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                                 David A. Carpenter
                                 Vice President, General Counsel and Secretary